License Agreement	12 Months Ended
Dec. 31, 2014
Text Block [Abstract]
License Agreement
9.	License Agreement

In July 2008, the Company entered into a sublicense agreement with HemoCleanse, Inc. (HemoCleanse) for an exclusive worldwide license under certain patent rights held by HemoCleanse for the zirconium silicate compound that HemoCleanse had licensed from UOP, LLC (UOP). In exchange for the sublicense rights, the Company issued 779,919 shares of Common Stock to HemoCleanse, Inc. (see Note 7). The sublicense allowed the Company to research, develop, and commercialize the zirconium silicate compound within specified therapeutic fields and to practice certain licensed processes with those therapeutic fields. In December 2011, the Company entered into a license restructuring agreement with HemoCleanse and UOP that terminated the license and sublicense agreements between the parties and created a license agreement between the Company and UOP, whereby the Company received the same exclusive worldwide rights directly from UOP, and a sublicense agreement between the Company and HemoCleanse, whereby HemoCleanse received an exclusive sublicense from the Company for a specified subfield of the UOP rights. The license agreement with UOP expires when the UOP patent rights expire. Under the terms of the license agreement, the Company will pay to UOP a 5% royalty on the Company’s net sales, subject to a minimum annual royalty. Total royalty expense charged to operations under terms of these licensing agreements was $100,000 for each of the years ended December 31, 2014 and 2013. As of December 31, 2014, there was an outstanding balance payable to UOP of $100,000 related to these agreements. The Company has received no royalty income under the sublicensing agreement with HemoCleanse since the inception of the sublicense agreement with HemoCleanse.